Exibit 99.4

06/99                                                                     Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                 $ 2,775,718,774.20
Beginning of the Month Finance Charge Receivables:            $   131,434,056.52
Beginning of the Month Discounted Receivables:                $             0.00
Beginning of the Month Total Receivables:                     $ 2,907,152,830.72

Removed Principal Receivables:                                $             0.00
Removed Finance Charge Receivables:                           $             0.00
Removed Total Receivables:                                    $             0.00

Additional Principal Receivables:                             $   266,530,152.83
Additional Finance Charge Receivables:                        $     1,516,650.47
Additional Total Receivables:                                 $   268,046,803.30

Discounted Receivables Generated this Period:                 $             0.00

End of the Month Principal Receivables:                       $ 2,970,295,835.51
End of the Month Finance Charge Receivables:                  $   125,373,372.08
End of the Month Discounted Receivables:                      $             0.00
End of the Month Total Receivables:                           $ 3,095,669,207.59

Special Funding Account Balance                               $             0.00
Aggregate Invested Amount (all Master Trust Series)           $ 2,330,000,000.00
End of the Month Transferor Amount                            $   640,295,835.51
End of the Month Transferor Percentage                                    21.56%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                   RECEIVABLES

       30-59 Days Delinquent                                  $    66,763,348.72
       60-89 Days Delinquent                                  $    45,265,862.71
       90+ Days Delinquent                                    $   100,255,491.32
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06/99                                                                     Page 2

       Total 30+ Days Delinquent                              $   212,284,702.75
       Delinquent Percentage                                               6.86%

Defaulted Accounts During the Month                           $    21,296,810.22
Annualized Default Percentage                                              9.21%

Principal Collections                                             446,667,733.06
Principal Payment Rate                                                    16.09%

Total Payment Rate                                                        17.13%

INVESTED AMOUNTS

       Class A Initial Invested Amount                        $   322,000,000.00
       Class B Initial Invested Amount                        $    28,000,000.00

INITIAL INVESTED AMOUNT                                       $   350,000,000.00

       Class A Invested Amount                                $   368,000,000.00
       Class B Invested Amount                                $    32,000,000.00

INVESTED AMOUNT                                               $   400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            13.70%
PRINCIPAL ALLOCATION PERCENTAGE                                           13.70%

MONTHLY SERVICING FEE                                         $       500,000.00

INVESTOR DEFAULT AMOUNT                                       $     2,918,387.09

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                               92.00%

       Class A Finance Charge Collections                     $     6,954,810.08
       Other Amounts                                          $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $     6,954,810.08
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06/99                                                                     Page 3

       Class A Monthly Interest                               $     1,609,233.33
       Class A Servicing Fee                                  $       460,000.00
       Class A Investor Default Amount                        $     2,684,916.12

TOTAL CLASS A EXCESS SPREAD                                   $     2,200,660.63

REQUIRED AMOUNT                                               $             0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                8.00%

       Class B Finance Charge Collections                     $       604,766.10
       Other Amounts                                          $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $       604,766.10

       Class B Monthly Interest                               $       143,266.67
       Class B Servicing Fee                                  $        40,000.00

TOTAL CLASS B EXCESS SPREAD                                   $       421,499.43

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                           $     2,622,160.06


       Excess Spread Applied to Required Amount               $             0.00

       Excess Spread Applied to Class A Investor              $             0.00
       Charge Offs

       Excess Spread Applied to Class B                       $       233,470.97
       Interest, Servicing Fee and Default
       Amount

       Excess Spread Applied to Reductions of                 $             0.00
       Class B Invested Amount
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06/99                                                                     Page 4

       Excess Spread Applied to Monthly Cash                  $        28,000.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $             0.00
       Account

       Excess Spread Applied to other amounts owed            $             0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $     2,360,689.09

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $     9,072,177.56

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $             0.00
SERIES 1995-C

       Excess Finance Charge Collections Applied to           $             0.00
       Required Amount

       Excess Finance Charge Collections Applied to           $             0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to           $             0.00
       Class B Interest, Servicing Fee and Default Amounts

       Excess Finance Charge Collections Applied to           $             0.00
       Reductions of Class B Invested Amount

       Excess Finance Charge Collections Applied to           $             0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to           $             0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to           $             0.00
       other amounts owed Cash Collateral Depositor
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06/99                                                                     Page 5

YIELD AND BASE RATE --

       Base Rate (Current Month)                                           7.26%
       Base Rate (Prior Month)                                             7.17%
       Base Rate (Two Months Ago)                                          7.20%

THREE MONTH AVERAGE BASE RATE                                              7.21%

       Portfolio Yield (Current Month)                                    13.92%
       Portfolio Yield (Prior Month)                                      11.48%
       Portfolio Yield (Two Months Ago)                                   11.42%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.27%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

       Class A Principal Collections                          $    56,603,642.66

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

       Class B Principal Collections                          $     4,922,055.90

TOTAL PRINCIPAL COLLECTIONS                                   $    61,525,698.56

REALLOCATED PRINCIPAL COLLECTIONS                             $
                                                              $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $             0.00
SERIES

CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                         $             0.00
       Deficit Controlled Amortization Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00
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06/99                                                                   Page 6

CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                         $             0.00
       Deficit Controlled Accumulation Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $    61,525,698.56
SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $             0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                        $    52,000,000.00
       Available Cash Collateral Amount                       $    52,000,000.00

TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00


                                                   First USA Bank, NA
                                                   as Servicer


                                                   By: /s/ Tracie H. Klein
                                                       -------------------------
                                                       Tracie H. Klein
                                                       First Vice President